GOLDMAN SACHS VARIABLE INSURANCE TRUST

Institutional and Service Shares of the

Goldman Sachs Strategic International Equity Fund (the “Fund”)

Supplement dated May 21, 2015 to the

Institutional and Service Shares Prospectuses dated April 30, 2015

(the “Prospectuses”)

Effective immediately, the Fund’s Prospectuses are revised as follows:

The following replaces in its entirety the “Annual Fund Operating Expenses Table” (and its related footnotes) under “Goldman Sachs Strategic International Equity Fund—Summary—Fees and Expenses of the Fund” in the Institutional Shares Prospectus:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.85%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.17%
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses[1,2]	1.06%
Fee Waiver and Expense Limitation[3]	(0.11)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation[1,2]	0.95%

[1]	The “Total Annual Fund Operating Expenses” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
[2]	The “Total Annual Fund Operating Expenses” of the Fund have been restated to reflect current fees.
[3]	The Investment Adviser has agreed to (i) waive a portion of the management fee in order to achieve an effective net management fee rate of 0.81% of the Fund’s average daily net assets, and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.084% of the Fund’s average daily net assets. These arrangements will remain in effect through at least April 30, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

The following replaces in its entirety the table under “Goldman Sachs Strategic International Equity Fund—Summary—Expense Example” in the Institutional Shares Prospectus:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$97	$325	$572	$1,280

The following replaces in its entirety the “Annual Fund Operating Expenses Table” (and its related footnotes) under “Goldman Sachs Strategic International Equity

Fund—Summary—Fees and Expenses of the Fund” in the Service Shares Prospectus:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.17%
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses[1,2]	1.31%
Fee Waiver and Expense Limitation[3]	(0.11)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation[1,2]	1.20%

[1]	The “Total Annual Fund Operating Expenses” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
[2]	The “Total Annual Fund Operating Expenses” of the Fund have been restated to reflect current fees.
[3]	The Investment Adviser has agreed to (i) waive a portion of the management fee in order to achieve an effective net management fee rate of 0.81% of the Fund’s average daily net assets, and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.084% of the Fund’s average daily net assets. These arrangements will remain in effect through at least April 30, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

The following replaces in its entirety the table under “Goldman Sachs Strategic International Equity Fund—Summary—Expense Example” in the Service Shares Prospectus:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$122	$403	$706	$1,566

The following replaces in its entirety the fourth paragraph under “Service Providers—Management Fee and Other Expenses” in both Prospectuses:

The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.084% of the Fund’s average daily net assets through at least April 30, 2016, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The expense limitation may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. The Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.

This Supplement should be retained with the Prospectuses for future reference.

VITINTEQFEESTK 05-15